UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 5, 2006
(Date of earliest event reported)

Inland Retail Real Estate Trust, Inc.

(Exact name of registrant as specified in the charter)

Maryland	000-30413	6-42466553
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 -             Registrant’s Business and Operations

Item 1.01               Entry into a Material Definitive Agreement.

At its October 3, 2006 meeting, the Board of Directors of Inland Retail Real Estate Trust, Inc. (the “Company”), upon recommendation of the Compensation Committee of the Board of Directors, approved the entry by the Company into Senior Management Special Bonus Agreements (each, a “Senior Management Special Bonus Agreement”), the form of which is attached hereto as Exhibit 99.1, which Exhibit is incorporated into this filing in its entirety, with the Company’s senior management personnel set forth on Exhibit 99.2 hereto, which Exhibit is incorporated into this filing in its entirety. Pursuant to the Senior Management Special Bonus Agreement, the executives set forth on Exhibit 99.2 hereto will, subject to certain conditions set forth in the Senior Management Special Bonus Agreement, be entitled to be paid a bonus amount (as set forth on Exhibit 99.2 hereto) on the Trigger Date (as defined below) to the extent the executive is employed by the Company and/or its subsidiaries on the Trigger Date. This bonus amount shall, subject to certain conditions set forth in the Senior Management Special Bonus Agreement, be payable in a single lump sum on the Payment Date (as defined below). For purposes of the Senior Management Special Bonus Agreement, the “Trigger Date” means the earlier of the date a Change in Control (as defined in the Senior Management Retention and Severance Agreement described below) occurs or the end of the Agreement Term (as defined in the Senior Management Retention and Severance Agreement described below), and the “Payment Date” means (i) if there is a Change in Control during the Agreement Term, ninety (90) days following the Change in Control or (ii) if no Change in Control occurs during the Agreement Term, ten (10) days after the end of the Agreement Term. The aggregate amount potentially payable by the Company pursuant to the Senior Management Special Bonus Agreements is $295,000.00.

At its October 20, 2006 meeting, the Board of Directors of the Company, upon recommendation of the Compensation Committee of the Board of Directors, determined to cause the Company to enter into a Senior Management Retention and Severance Agreement (a “Senior Management Retention and Severance Agreement”), the form of which is attached hereto as Exhibit 99.3, which Exhibit is incorporated into this filing in its entirety, with the senior management personnel set forth on Exhibit 99.4 hereto, which Exhibit is incorporated into this filing in its entirety. The Senior Management Retention and Severance Agreements are effective as of September 1, 2006, and shall continue to be effective with respect to a Change in Control (as defined in the Senior Management Retention and Severance Agreement) that is consummated prior to the earlier of (i) the first anniversary of September 1, 2006 or (ii) the date that the Chief Executive Officer of the Company notifies the executive in writing that all potential Change in Control transactions have been abandoned, and the Senior Management Retention and Severance Agreements may be extended by the Chief Executive Officer of the Company by providing written notice of such extension to Executive.

Pursuant to the Senior Management Retention and Severance Agreement, in the event of a Covered Termination (defined as the termination of the executive’s employment (i) by the Company other than for Cause (as defined in the Senior Management Retention and Severance Agreement) or (ii) by Executive for Good Reason (as defined in the Senior Management Retention and Severance Agreement); provided that the executive shall not be considered to have suffered a Covered Termination in the event the executive’s employment terminates (i) due to the executive’s Death or Disability (as defined in the Senior Management Retention and Severance Agreement), (ii) by action of the Company for Cause, (iii) by action of the executive other than for Good Reason, or (iv) for any reason after the Protection Period (defined as the period commencing on September 1, 2006 and ending on the first anniversary of a Change in Control that occurs during the term of the agreement, provided that in the event no Change in Control occurs during the term of the agreement, the Protection Period shall be the period commencing on September 1, 2006 and ending at the expiration of the term of the agreement), the executives set forth on Exhibit 99.4 hereto will, subject to certain conditions set forth in the Senior Management Retention and Severance Agreement, the Company shall use its reasonable best efforts to complete all administrative matters to allow it to pay to the executive the amount set forth on Exhibit 99.5 hereto at the time of a closing with respect to a Change in Control, but in no event later than 15 days after such a closing. In addition, in the event the executive suffers a Covered Termination following a Change in Control with respect to the Company and the executive timely elects continuation coverage for himself or his dependents as available under applicable law under the medical plans of the Company or any successor entity, and so long as the executive (because of such new employment) is not eligible for benefits under another medical plan, the Company shall pay directly, or reimburse the executive for the cost of, the premiums for such continuation coverage for a maximum period specified in each agreement, but the executive shall be entitled to no further payments upon such Covered Termination. The agreements provide that the parties intend that if the executive becomes employed by any entity (including the Company or its successor entity) or a Developers Diversified Realty Corporation-related entity, that no COBRA benefits shall be paid or due; provided, however, that such benefit shall be due and payable during the time the executive is not eligible to participate in another medical plan. Except as specifically provided in the agreement, the Company’s obligation to pay compensation or provide benefits under the agreement shall terminate upon Executive accepting a Qualified Offer (defined as an offer of full-time employment to provide services to a successor entity made to the executive within 180 days prior to a Change in Control). The Senior Management Retention and Severance Agreements also contain standard covenants relating to confidentiality, non-solicitation and assignment of inventions on the part of the executives. The aggregate amount potentially payable by the Company to the executives pursuant to the Senior Management Retention and Severance Agreements is $2,216,626.00.

Section 5 — Corporate Governance and Management

Item 5.02(e)          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The discussion above in Section 1, Item 1.01, is incorporated by reference in its entirety in this Section 5, Item 5.02(e).

Section 9.01 -       Financial Statements and Exhibits

Item 9.01(d)          Exhibits.

Exhibit No.             Description

99.1                                                                           Form of Senior Management Special Bonus Agreement

99.2                                                                           List of Senior Management Personnel Entering Into Senior Management Special Bonus Agreements

99.3                                                                           Form of Senior Management Retention and Severance Agreement for Senior Management Personnel

99.4                                                                           List of Senior Management Personnel Entering into Senior Management Retention and Severance Agreements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Barry L. Lazarus
Name:	Barry L. Lazarus
Title:	Chief Executive Officer and President
Date:	December 7, 2006

EXHIBIT INDEX

Exhibit No.             Description

99.1                                                                           Form of Senior Management Special Bonus Agreement

99.2                                                                           List of Senior Management Personnel Entering Into Senior Management Special Bonus Agreements

99.3                                                                           Form of Senior Management Retention and Severance Agreement for Senior Management Personnel

99.4                                                                           List of Senior Management Personnel Entering into Senior Management Retention and Severance Agreements